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                       SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) November 16, 2000



                            THE ALLSTATE CORPORATION
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               (Exact Name of Registrant as Specified in Charter)




   DELAWARE                      1-11840                       36-3871531
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(State or Other               (Commission                   (IRS Employer
Jurisdiction of               File Number)                  Identification
Incorporation)                                              Number)


2775 SANDERS ROAD, NORTHBROOK, ILLINOIS                          60062
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(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code (847) 402-5000
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Item 9.   REGULATION FD DISCLOSURE

INVESTOR SUPPLEMENTS. In connection with the issuance of a press release following the end of each fiscal quarter regarding its earnings for the quarter, Allstate intends to prepare an investor supplement. Allstate intends to publish its investor supplement on its web site at Allstate.com about ten days after the quarterly earnings press release is issued. The supplement will contain information such as consolidated statements of operations, financial position and cash flows; property-liability underwriting results and premiums written; Allstate Financial statutory premiums and deposits; Allstate Financial operating income; investments; investment income and realized capital gains. All such information will be unaudited.

QUARTERLY EARNINGS CONFERENCE CALL. In connection with the issuance of each of its quarterly earnings press releases, Allstate intends to host a conference call with the investment analysts who follow Allstate. Typically this call will be held on the same day that the quarterly earnings press release is issued. Allstate intends to make this call immediately available on its web site at Allstate.com. In addition, Allstate intends to make the call available for replay on the web site. The date and time of the call with respect to the first, second and third fiscal quarters of any year will be posted on Allstate's web site typically during the second week following the end of the quarter. The date and time of the call with respect to the fourth fiscal quarter of any year will be posted on Allstate's web site typically during the fifth week following the end of the quarter.

EXECUTIVE SPEECHES TO INVESTMENT ANALYSTS. From time to time Allstate's senior executives make presentations at investor conferences hosted by investment banking, brokerage and similar businesses. Allstate intends to make such presentations immediately available on its web site at Allstate.com., including any question and answer session that may follow the presentation. In addition, Allstate intends to make such presentations available for replay on the web site. In the event that it is not feasible to make such presentations available on the web site, Allstate intends to publish on its web site a transcript of the presentation as soon as reasonably possible after it is given.

MATERIALITY OF INFORMATION. The fact that Allstate makes information, including investor supplements, conference calls or executive presentations, available on its web site does not mean that Allstate regards such information as material. Allstate is furnishing this Form 8-K in order to make investment analysts, Allstate stockholders and others aware of the types of information that Allstate makes available from time to time.

TIMELINESS OF INFORMATION. Allstate regards any information provided in any investor supplement, conference call or executive speech to be current and accurate only as of the date and time that the supplement is first issued, the call is held or the speech is given. Allstate specifically disclaims any duty to update such information, unless it is necessary to do so in accordance with applicable law.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                        THE ALLSTATE CORPORATION




                                        By /s/ Emma M. Kalaidjian
                                          --------------------------------

                                        Name: Emma M. Kalaidjian
                                        Title: Assistant Secretary



November 16, 2000



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